CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Chenxi Shi, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           the Quarterly Report on Form 10-QSB of News of China Inc. for the quarterly period ended December 31, 2007 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of News of China Inc.

Dated: February 14, 2008

By:   /s/ Chenxi Shi
         Chenxi Shi, Chief Executive Officer, Chief Financial Officer,
         President, Treasurer and Secretary
         (Principal Executive Officer, Principal Financial Officer
         and Principal Accounting Officer)